                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-5567
                                                     --------

                     Colonial Intermediate High Income Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111
                      ----------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-426-3750
                                                          --------------

                  Date of fiscal year end: November 30, 2006
                                           -----------------

                  Date of reporting period: November 30, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

                                    [GRAPHIC]




                                    [GRAPHIC]





COLONIAL INTERMEDIATE HIGH INCOME FUND
                                                                  ANNUAL REPORT

  NOVEMBER 30, 2006

[LOGO] NOT FDIC INSURED     May Lose Value
                            No Bank Guarantee

Economic Update - Colonial Intermediate High Income Fund





The US economy grew at a solid but uneven pace during the 12-month period that began December 1, 2005 and ended November 30, 2006. Gross domestic product
(GDP) growth was robust in the first quarter of 2006, as businesses created jobs at a brisk pace, industrial production rose and both personal spending and personal income moved higher. However, a weak housing market began to weigh on the economy, and the manufacturing sector contracted late in the period--registering its first downturn since the spring of 2003. Against this backdrop, economic growth averaged 3.0% for the 12-month period.

Between December and June, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, five times--to 5.25%. But as economic growth slowed, the Fed turned cautious and declined to increase the federal funds rate after its June meeting. Inflation also retreated during the period, which lent further support to the Fed's decision. Investors reacted favorably to the prospect of stable or possibly even lower interest rates and both the stock and bond markets rallied in the second half of the period.

Solid returns from fixed income markets

Although yields moved higher early in the period, the US fixed income markets delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.4%--slightly lower than where it started. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth.


The views expressed in the Economic Update and Portfolio Managers' report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Report - Colonial Intermediate High Income Fund


For the 12-month period ended November 30, 2006, Colonial Intermediate High Income Fund returned 21.22%, based on its market price. Changes in the market price of the fund's shares reflect investor demand and are not necessarily linked directly to changes in the fund's net asset value. The fund returned 11.20% based on investment at net asset value. The average return of the Lipper High Current Yield Funds (Leveraged) Classification was 12.48%./1/ We believe that the fund's lower return relative to its peer group occurred because the fund had more emphasis on higher quality high-yield bonds which underperformed lower quality bonds.

Riskier assets were favored by investors
Against a backdrop of steady economic growth, strong equity performance, historically low corporate default rates, large new issuance and relatively low Treasury yields, investors became increasingly comfortable with risk and favored the lowest quality high-yield securities. In this environment, we chose to reduce exposure to lower quality bonds and lock in profits because we felt the narrowing difference in yields between higher and lower quality securities did not justify the added risk posed by the latter. This shift in the fund's holdings proved to be premature, as lower quality securities set the pace in the high-yield market for the entire 12 months. Nevertheless, we believe that our prudence has the potential to be rewarded going forward.

A focus on the wireless, energy and utilities sectors produced mixed results Wireless telecommunications was one of the largest positions in the fund. Investments in this sector were positive for performance, as strong growth and industry consolidation aided results. Robust merger and acquisition activity also drove up the valuations of the fund's investments in the aerospace industry, and strong operating and financial results contributed to the returns of cable holdings. Strong performance in the transportation sector was led by recoveries in Ford Motor Credit and General Motors bonds. While the fund was underweight in the sector, transportation holdings were positive for the fund's returns.

The fund also held substantial positions in the energy and utility sectors, which detracted from performance because these higher quality industries did not keep pace with some lower quality sectors. Housing also did poorly for the fund as the sector slowed.

Rising interest rates on the fund's term and revolving loans also had a negative impact on performance. The fund seeks to enhance its return by borrowing money to invest in high-yield securities at higher rates than its cost of funds. Rising interest rates during the first seven months of the fiscal year increased the fund's expense for interest payments on these loans, which was not fully offset by income from investments because the interest rates on the loans rose faster than the long-term yields on the fund's investments. When interest rates declined during the final five months of the fiscal period, some, but not all, of these losses were offset.

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.
*See Page 28 for returns based on market price for the past five fiscal years.

                              Price per share
                              as of 11/30/06 ($)
                              Market price    3.46
                              Net asset value 3.64

                        1-year total return
                        as of 11/30/06 (%)*
                        Market price              21.22
                        Net asset value           11.20
                        Lipper High Current Yield
                          Funds (Leveraged)
                          Classification average  12.48

  Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-730-6001 for the fund's most recent performance. Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. These figures will differ depending on the level of any discount from or premium to net asset value during the period.

                          Distributions declared per share
                          12/01/05 - 11/30/06 ($)   0.34

Portfolio Managers' Report (continued) - Colonial Intermediate High Income Fund



                         Quality breakdown
                         as of 11/30/06 (%)
                         BBB                       1.7
                         BB                       22.4
                         B                        53.9
                         CCC                      16.9
                         CC                        0.6
                         Non-rated                 0.3
                         Equity, Preferred Stocks  3.0
                         Cash and Equivalents      1.2

                         Top 10 corporate issuers
                         as of 11/30/06 (%)
                         General Motors**           2.1
                         El Paso**                  1.8
                         Qwest**                    1.5
                         Ford Motor Credit          1.5
                         Dow Jones CDX High Yield
                           Index                    1.5
                         Charter Communications     1.4
                         Freescale Semiconductor    1.4
                         Williams Companies         1.3
                         HCA                        1.3
                         Allied Waste North America 1.1

  Quality breakdown and corporate issuers are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, Ltd. Ratings are relative and subjective and are not absolute standards of quality. The Credit quality does not remove market risk. The majority of the bonds that are non-rated are considered by the advisor to be of non-investment grade quality.
  Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Because the fund is actively managed, there is no guarantee that the fund will maintain these quality breakdowns or will continue to invest in these issuers in the future.

**Includes affiliated companies.

Maintaining flexibility in a potentially changing investment environment Valuations in the high-yield market have risen to levels that we believe are near fair value. However, we believe that the economic environment is strong enough to support yields that are not significantly higher than those offered by investment grade securities for the foreseeable future. That said, we are mindful of the potential risks of a greater-than-expected economic slowdown, disruption in the leveraged loan market or a rise in highly speculative private equity transactions. In this environment, we have taken a neutral stance toward the market and will make pronounced portfolio shifts if our outlook for the high-yield market changes.

Portfolio Management

Gregg R. Smalley, CFA, has managed Colonial Intermediate High Income Fund since June 2000 and has been with the advisor or its predecessors or affiliate organizations since August 1997.

Kevin L. Cronk, CFA, has co-managed the fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe, CFA, has co-managed the fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since February 1999.


Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Investment Portfolio - Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes - 130.4%

                                                                  Par ($)     Value ($)
Basic Materials - 10.9%
Chemicals - 6.8%
Agricultural Chemicals - 1.8%
IMC Global, Inc.                    10.875% 08/01/13                  310,000   353,013

Mosaic Co.                          7.375% 12/01/14 (a) (b)           120,000   121,950
                                    7.625% 12/01/16 (a) (b)           445,000   455,012

Terra Capital, Inc.                 12.875% 10/15/08                  420,000   469,350
                                    ----------------------------- ----------- ---------
                                                                              1,399,325

Chemicals-Diversified - 3.9%
BCP Crystal US Holdings Corp.       9.625% 06/15/14                   215,000   235,963

EquiStar Chemicals LP               10.625% 05/01/11                  345,000   368,287

Huntsman International LLC          6.875% 11/15/13               EUR 200,000   263,215
                                    7.875% 11/15/14 (a)           USD 285,000   286,425

Ineos Group Holdings PLC            7.875% 02/15/16               EUR 165,000   211,143
                                    8.500% 02/15/16 (a)           USD 265,000   255,725

Innophos Investments Holdings, Inc. PIK,
                                      13.374% 02/15/15 (c)            266,601   278,598

Lyondell Chemical Co.               8.000% 09/15/14                   250,000   257,812
                                    8.250% 09/15/16                   380,000   395,200

NOVA Chemicals Corp.                6.500% 01/15/12                   425,000   401,625
                                    ----------------------------- ----------- ---------
                                                                              2,953,993

Chemicals-Specialty - 1.1%
Chemtura Corp.                      6.875% 06/01/16                   365,000   358,613

Momentive Performance
Materials, Inc.                     9.750% 12/01/14 (a)               210,000   210,525

Rhodia SA                           8.875% 06/01/11                   271,000   283,195
                                    ----------------------------- ----------- ---------
                                                                                852,333
                                    Chemicals Total                           5,205,651

Forest Products & Paper - 2.8%
Paper & Related Products - 2.8%
Abitibi-Consolidated, Inc.          8.375% 04/01/15                   380,000   330,600

Boise Cascade LLC                   7.125% 10/15/14                   190,000   182,400

Buckeye Technologies, Inc.          8.500% 10/01/13                    60,000    62,100

Domtar, Inc.                        7.125% 08/15/15                   330,000   315,975

Georgia-Pacific Corp.               8.000% 01/15/24                   530,000   543,250

Neenah Paper, Inc.                  7.375% 11/15/14                   130,000   123,175

NewPage Corp.                       10.000% 05/01/12                  250,000   263,125
                                    12.000% 05/01/13                  105,000   110,775

Norske Skog                         8.625% 06/15/11                   190,000   191,900
                                    ----------------------------- ----------- ---------
                                                                              2,123,300
                                    Forest Products & Paper Total             2,123,300

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                             Par ($) Value ($)
 Basic Materials (continued)
 Iron/Steel - 0.5%
 Steel-Producers - 0.2%
 Steel Dynamics, Inc.               9.500% 03/15/09          160,000   165,000
                                    ------------------------ ------- ---------
                                                                       165,000

 Steel-Specialty - 0.3%
 UCAR Finance, Inc.                 10.250% 02/15/12         215,000   226,825
                                    ------------------------ ------- ---------
                                                                       226,825
                                    Iron/Steel Total                   391,825

 Metals & Mining - 0.8%
 Diversified Minerals - 0.7%
 FMG Finance Ltd.                   10.625% 09/01/16 (a)     505,000   508,787
                                    ------------------------ ------- ---------
                                                                       508,787

 Mining Services - 0.1%
 Hudson Bay Mining & Smelting
 Co., Ltd.                          9.625% 01/15/12          105,000   117,600
                                    ------------------------ ------- ---------
                                                                       117,600
                                    Metals & Mining Total              626,387
 Basic Materials Total                                               8,347,163
 Communications - 27.9%
 Media - 11.6%
 Broadcast Services/Programs - 1.0%
 Clear Channel Communications, Inc. 4.900% 05/15/15          230,000   186,696
                                    5.500% 12/15/16          365,000   301,548

 XM Satellite Radio, Inc.           9.750% 05/01/14          290,000   287,100
                                    ------------------------ ------- ---------
                                                                       775,344

 Cable TV - 5.0%
 Atlantic Broadband Finance LLC     9.375% 01/15/14          305,000   306,906

 Charter Communications
 Holdings I LLC                     11.000% 10/01/15         485,000   475,300

 Charter Communications
 Holdings II LLC                    10.250% 09/15/10         490,000   512,050

 Charter Communications
 Holdings LLC                       9.920% 04/01/14          580,000   477,050

 CSC Holdings, Inc.                 7.625% 04/01/11          585,000   595,969

 DirecTV Holdings LLC               6.375% 06/15/15          435,000   419,775

 EchoStar DBS Corp.                 6.625% 10/01/14          605,000   586,850

 Insight Midwest LP                 9.750% 10/01/09          101,000   102,389
                                    9.750% 10/01/09           42,000    42,577

 Telenet Group Holding NV           (d) 06/15/14
                                      (11.500% 12/15/08) (a) 368,000   328,440
                                    ------------------------ ------- ---------
                                                                     3,847,306

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                         Par ($) Value ($)
     Communications (continued)
     Media (continued)
     Multimedia - 1.4%
     Advanstar Communications, Inc. 15.000% 10/15/11     310,000   321,625

     Lamar Media Corp.              6.625% 08/15/15      360,000   349,650

     Quebecor Media, Inc.           7.750% 03/15/16      390,000   394,875
                                    -------------------- ------- ---------
                                                                 1,066,150

     Publishing-Periodicals - 3.3%
     Dex Media West LLC             9.875% 08/15/13      739,000   805,510

     Dex Media, Inc.                (d) 11/15/13
                                      (9.000% 11/15/08)  250,000   221,250

     Idearc, Inc.                   8.000% 11/15/16 (a)  750,000   762,188

     PriMedia, Inc.                 8.000% 05/15/13      530,000   495,550

     RH Donnelley Corp.             8.875% 01/15/16      290,000   304,500
                                    -------------------- ------- ---------
                                                                 2,588,998

     Radio - 0.5%
     CMP Susquehanna Corp.          9.875% 05/15/14 (a)  355,000   348,788
                                    -------------------- ------- ---------
                                                                   348,788

     Television - 0.4%
     Sinclair Broadcast Group, Inc. 8.750% 12/15/11      255,000   266,475
                                    -------------------- ------- ---------
                                                                   266,475
                                    Media Total                  8,893,061

     Telecommunication Services - 16.3%
     Cellular Telecommunications - 6.1%
     Cricket Communications, Inc.   9.375% 11/01/14 (a)  270,000   276,075

     Digicel Ltd.                   9.250% 09/01/12 (a)  440,000   466,400

     Dobson Cellular Systems, Inc.  8.375% 11/01/11      400,000   417,000
                                    9.875% 11/01/12      510,000   553,350

     Horizon PCS, Inc.              11.375% 07/15/12     190,000   210,900

     iPCS Escrow Co.                11.500% 05/01/12     170,000   189,125

     MetroPCS Wireless, Inc.        9.250% 11/01/14 (a)  440,000   447,150

     Nextel Partners, Inc.          8.125% 07/01/11      390,000   405,600

     Rogers Cantel, Inc.            9.750% 06/01/16      385,000   481,250

     Rogers Wireless, Inc.          8.000% 12/15/12      255,000   270,300

     Rural Cellular Corp.           9.750% 01/15/10       65,000    66,625
                                    11.121% 11/01/12 (c) 320,000   332,800

     US Unwired, Inc.               10.000% 06/15/12     500,000   550,000
                                    -------------------- ------- ---------
                                                                 4,666,575

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                    Par ($)     Value ($)
Communications (continued)
Telecommunication Services (continued)
Satellite Telecommunications - 2.3%
Inmarsat Finance II PLC            (d) 11/15/12
                                     (10.375% 11/15/08)                 460,000    420,325

Intelsat Bermuda, Ltd.             11.250% 06/15/16 (a)                 815,000    893,444

Intelsat Intermediate Holdings     (d) 02/01/15
Co., Ltd.                            (9.250% 02/01/10)                  330,000    249,975

PanAmSat Corp.                     9.000% 08/15/14                      226,000    237,300
                                   -------------------------------- ----------- ----------
                                                                                 1,801,044

Telecommunication Equipment - 0.6%
Lucent Technologies, Inc.          6.450% 03/15/29                      475,000    427,500
                                   -------------------------------- ----------- ----------
                                                                                   427,500
Telecommunication Services - 2.4%
Embarq Corp.                       7.082% 06/01/16                      160,000    165,715
                                   7.995% 06/01/36                      165,000    178,577

Nordic Telephone Co. Holdings ApS  8.250% 05/01/16                  EUR 240,000    348,834

Syniverse Technologies, Inc.       7.750% 08/15/13                  USD 260,000    252,850

Time Warner Telecom Holdings, Inc. 9.250% 02/15/14                      380,000    404,700

West Corp.                         11.000% 10/15/16 (a)                 475,000    472,031
                                   -------------------------------- ----------- ----------
                                                                                 1,822,707

Telephone-Integrated - 4.9%

Cincinnati Bell, Inc.              7.000% 02/15/15                      360,000    355,500

Citizens Communications Co.        9.000% 08/15/31                      600,000    654,000

NTL Cable PLC                      8.750% 04/15/14                  EUR 180,000    188,100
                                   8.750% 04/15/14                  USD 160,000    227,523

Qwest Communications
International, Inc.                7.500% 02/15/14                      250,000    257,500

Qwest Corp.                        7.500% 10/01/14 (a)                  145,000    154,063
                                   7.500% 06/15/23                      575,000    586,500
                                   8.875% 03/15/12                      515,000    573,581

US LEC Corp.                       13.870% 10/01/09 (c)                 225,000    238,781

Windstream Corp.                   8.625% 08/01/16 (a)                  470,000    511,713
                                   -------------------------------- ----------- ----------
                                                                                 3,747,261
                                   Telecommunication Services Total             12,465,087
Communications Total                                                            21,358,148

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                Par ($) Value ($)
Consumer Cyclical - 23.5%
Airlines - 0.6%
Continental Airlines, Inc.         7.568% 12/01/06              475,000   475,000
                                   ---------------------------- ------- ---------
                                                                          475,000
                                   Airlines Total                         475,000

Apparel - 1.7%
Apparel Manufacturers - 1.7%

Broder Brothers Co.                11.250% 10/15/10             260,000   252,200

Levi Strauss & Co.                 9.750% 01/15/15              570,000   609,187

Phillips-Van Heusen Corp.          7.250% 02/15/11              400,000   408,500
                                   8.125% 05/01/13               60,000    63,375
                                   ---------------------------- ------- ---------
                                                                        1,333,262
                                   Apparel Total                        1,333,262

Auto Manufacturers - 0.6%
Auto-Cars/Light Trucks - 0.6%
General Motors Corp.               8.375% 07/15/33              465,000   423,731
                                   ---------------------------- ------- ---------
                                                                          423,731
                                   Auto Manufacturers Total               423,731

Auto Parts & Equipment - 1.8%
Auto/Truck Parts & Equipment-Original - 0.5%
TRW Automotive, Inc.               9.375% 02/15/13              340,000   364,650
                                   ---------------------------- ------- ---------
                                                                          364,650

Auto/Truck Parts & Equipment-Replacement - 0.3%
Commercial Vehicle Group           8.000% 07/01/13              295,000   285,413
                                   ---------------------------- ------- ---------
                                                                          285,413

Rubber-Tires - 1.0%
Goodyear Tire & Rubber Co.         8.625% 12/01/11 (a)          165,000   167,475
                                   9.000% 07/01/15              575,000   587,937
                                   ---------------------------- ------- ---------
                                                                          755,412
                                   Auto Parts & Equipment Total         1,405,475

Distribution/Wholesale - 0.3%
Distribution/Wholesale - 0.3%
Buhrmann US, Inc.                  7.875% 03/01/15              230,000   221,950
                                   ---------------------------- ------- ---------
                                                                          221,950
                                   Distribution/Wholesale Total           221,950

Entertainment - 2.1%
Gambling (Non-Hotel) - 0.5%
Global Cash Access LLC             8.750% 03/15/12              332,000   350,675
                                   ---------------------------- ------- ---------
                                                                          350,675

Music - 1.1%
Steinway Musical Instruments, Inc. 7.000% 03/01/14 (a)          350,000   340,375

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                           Par ($) Value ($)
   Consumer Cyclical (continued)
   Entertainment (continued)
   Music (continued)
   Warner Music Group              7.375% 04/15/14         325,000   321,750

   WMG Holdings Corp.              (d) 12/15/14
                                     (9.500% 12/15/09)     250,000   198,750
                                   ----------------------- ------- ---------
                                                                     860,875
   Resorts/Theme Parks - 0.5%
   Six Flags, Inc.                 9.625% 06/01/14         435,000   397,481
                                   ----------------------- ------- ---------
                                                                     397,481
                                   Entertainment Total             1,609,031

   Home Builders - 0.9%
   Building-Residential/Commercial - 0.9%
   K. Hovnanian Enterprises, Inc.  6.375% 12/15/14         235,000   223,250
                                   8.875% 04/01/12         170,000   172,338

   KB Home                         5.875% 01/15/15         290,000   268,688
                                   ----------------------- ------- ---------
                                                                     664,276
                                   Home Builders Total               664,276

   Home Furnishings - 0.4%
   Home Furnishings - 0.4%
   Sealy Mattress Co.              8.250% 06/15/14         330,000   342,788
                                   ----------------------- ------- ---------
                                                                     342,788
                                   Home Furnishings Total            342,788

   Leisure Time - 1.4%
   Cruise Lines - 0.8%
   Royal Caribbean Cruises Ltd.    7.000% 06/15/13         535,000   550,433
                                   ----------------------- ------- ---------
                                                                     550,433

   Leisure & Recreational Products - 0.3%
   K2, Inc.                        7.375% 07/01/14         245,000   243,775
                                   ----------------------- ------- ---------
                                                                     243,775

   Recreational Centers - 0.3%
   Town Sports International, Inc. (d) 02/01/14
                                     (11.000% 02/01/09)    286,000   238,095
                                   ----------------------- ------- ---------
                                                                     238,095
                                   Leisure Time Total              1,032,303

   Lodging - 8.6%
   Casino Hotels - 8.1%
   Caesars Entertainment, Inc.     7.875% 03/15/10         300,000   308,250

   CCM Merger, Inc.                8.000% 08/01/13 (a)     480,000   463,200

   Chukchansi Economic Development
   Authority                       8.877% 11/15/12 (a) (c) 275,000   282,219

   Circus & Eldorado/Silver Legacy
   Capital Corp.                   10.125% 03/01/12        300,000   315,375

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                         Par ($) Value ($)
     Consumer Cyclical (continued)
     Lodging (continued)
     Casino Hotels (continued)
     Galaxy Entertainment Finance
     Co., Ltd.                      9.875% 12/15/12 (a)  350,000   373,625

     Greektown Holdings LLC         10.750% 12/01/13 (a) 390,000   408,525

     Hard Rock Hotel, Inc.          8.875% 06/01/13      520,000   557,700

     Harrah's Operating Co., Inc.   5.625% 06/01/15      480,000   411,775

     Jacobs Entertainment, Inc.     9.750% 06/15/14      440,000   440,000

     Las Vegas Sands Corp.          6.375% 02/15/15      180,000   173,475

     MGM Mirage                     6.750% 09/01/12      480,000   474,000
                                    8.500% 09/15/10      115,000   122,762

     Pinnacle Entertainment, Inc.   8.250% 03/15/12      575,000   586,500

     Pokagon Gaming Authority       10.375% 06/15/14 (a) 200,000   217,000

     Station Casinos, Inc.          6.625% 03/15/18      650,000   591,500

     Wynn Las Vegas LLC             6.625% 12/01/14      450,000   443,250
                                    -------------------- ------- ---------
                                                                 6,169,156

     Hotels & Motels - 0.5%
     ITT Corp.                      7.375% 11/15/15      370,000   383,310
                                    -------------------- ------- ---------
                                                                   383,310
                                    Lodging Total                6,552,466

     Retail - 4.7%
     Retail-Arts & Crafts - 0.5%
     Michaels Stores, Inc.          11.375% 11/01/16 (a) 365,000   374,125
                                    -------------------- ------- ---------
                                                                   374,125

     Retail-Automobiles - 1.0%
     Asbury Automotive Group, Inc.  8.000% 03/15/14      360,000   362,700

     Autonation, Inc.               7.000% 04/15/14      140,000   140,000
                                    7.374% 04/15/13 (c)   85,000    85,000

     United Auto Group, Inc.        7.750% 12/15/16 (a)  145,000   145,000
                                    -------------------- ------- ---------
                                                                   732,700

     Retail-Drug Stores - 0.4%
     Rite Aid Corp.                 7.500% 01/15/15      350,000   336,000
                                    -------------------- ------- ---------
                                                                   336,000

     Retail-Home Furnishings - 0.5%
     Tempur-Pedic, Inc.             10.250% 08/15/10     382,000   412,560
                                    -------------------- ------- ---------
                                                                   412,560

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                          Par ($) Value ($)
    Consumer Cyclical (continued)
    Retail (continued)
    Retail-Propane Distributors - 1.1%
    AmeriGas Partners LP             7.125% 05/20/16      300,000    298,500

    Ferrellgas Partners LP           8.750% 06/15/12      300,000    308,250

    Inergy LP/Inergy Finance Corp.   8.250% 03/01/16      240,000    250,200
                                     -------------------- ------- ----------
                                                                     856,950

    Retail-Restaurants - 1.2%
    Buffets, Inc.                    12.500% 11/01/14 (a) 370,000    370,925

    Dave & Buster's, Inc.            11.250% 03/15/14     230,000    223,100

    Landry's Restaurants, Inc.       7.500% 12/15/14      305,000    296,612
                                     -------------------- ------- ----------
                                                                     890,637
                                     Retail Total                  3,602,972

    Textiles - 0.4%
    Textile-Products - 0.4%
    INVISTA                          9.250% 05/01/12 (a)  285,000    304,238
                                     -------------------- ------- ----------
                                                                     304,238
                                     Textiles Total                  304,238
    Consumer Cyclical Total                                       17,967,492
    Consumer Non-Cyclical - 22.5%
    Agriculture - 0.8%
    Tobacco - 0.8%
    Alliance One International, Inc. 11.000% 05/15/12     240,000    254,400

    Reynolds American, Inc.          7.625% 06/01/16 (a)  345,000    368,138
                                     -------------------- ------- ----------
                                                                     622,538
                                     Agriculture Total               622,538

    Beverages - 1.0%
    Beverages-Non-Alcoholic - 0.3%
    Cott Beverages, Inc.             8.000% 12/15/11      270,000    275,400
                                     -------------------- ------- ----------
                                                                     275,400

    Beverages-Wine/Spirits - 0.7%
    Constellation Brands, Inc.       7.250% 09/01/16      295,000    302,006
                                     8.125% 01/15/12      195,000    203,288
                                     -------------------- ------- ----------
                                                                     505,294
                                     Beverages Total                 780,694

    Biotechnology - 0.5%
    Medical-Biomedical/Gene - 0.5%
    Bio-Rad Laboratories, Inc.
                                     7.500% 08/15/13      375,000    385,312
                                     -------------------- ------- ----------
                                                                     385,312
                                     Biotechnology Total             385,312

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                 Par ($) Value ($)
Consumer Non-Cyclical (continued)

Commercial Services - 5.9%
Commercial Services - 0.5%
Iron Mountain, Inc.                7.750% 01/15/15               350,000   357,000
                                   ----------------------------- ------- ---------
                                                                           357,000

Commercial Services-Finance - 0.3%
ACE Cash Express, Inc.             10.250% 10/01/14 (a)          250,000   252,500
                                   ----------------------------- ------- ---------
                                                                           252,500

Funeral Services & Related Items - 0.3%
Service Corp. International        6.750% 04/01/16                95,000    93,337
                                   7.375% 10/01/14                50,000    52,000
                                   7.625% 10/01/18                70,000    73,150
                                   ----------------------------- ------- ---------
                                                                           218,487

Printing-Commercial - 0.7%
Quebecor World Capital Corp.       8.750% 03/15/16 (a)           510,000   494,700
                                   ----------------------------- ------- ---------
                                                                           494,700

Private Corrections - 1.0%
Corrections Corp. of America       6.250% 03/15/13               360,000   354,600
GEO Group, Inc.                    8.250% 07/15/13               415,000   423,300
                                   ----------------------------- ------- ---------
                                                                           777,900

Rental Auto/Equipment - 3.1%
Ashtead Capital, Inc.              9.000% 08/15/16 (a)           150,000   160,500

Ashtead Holdings PLC               8.625% 08/01/15 (a)           350,000   362,250

Avis Budget Car Rental LLC         7.625% 05/15/14 (a)           235,000   227,069
                                   7.750% 05/15/16 (a)           160,000   154,200

Hertz Corp.                        8.875% 01/01/14 (a)           395,000   409,813

Rental Services Corp.              9.500% 12/01/14 (a)           585,000   592,312

United Rentals North America, Inc. 6.500% 02/15/12               295,000   289,100
                                   7.750% 11/15/13               210,000   210,000
                                   ----------------------------- ------- ---------
                                                                         2,405,244
                                   Commercial Services Total             4,505,831

Cosmetics/Personal Care - 1.4%
Cosmetics & Toiletries - 1.4%
DEL Laboratories, Inc.             8.000% 02/01/12               355,000   326,600

Elizabeth Arden, Inc.              7.750% 01/15/14               380,000   378,100

Sally Holdings LLC                 10.500% 11/15/16 (a)          365,000   374,581
                                   ----------------------------- ------- ---------
                                                                         1,079,281
                                   Cosmetics/Personal Care Total         1,079,281

Food - 2.0%
Food-Confectionery - 0.2%
Merisant Co.                       9.500% 07/15/13               215,000   118,250
                                   ----------------------------- ------- ---------
                                                                           118,250

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                             Par ($) Value ($)
 Consumer Non-Cyclical (continued)

 Food-Dairy Products - 0.4%
 Dean Foods Co.                    7.000% 06/01/16           320,000   326,800
                                   ------------------------- ------- ---------
                                                                       326,800

 Food-Miscellaneous/Diversified - 1.4%
 Dole Food Co., Inc.               8.625% 05/01/09           352,000   346,720

 Pinnacle Foods Holding Corp.      8.250% 12/01/13           470,000   479,400

 Reddy Ice Holdings, Inc.          (d) 11/01/12
                                     (10.500% 11/01/08)      315,000   280,350
                                   ------------------------- ------- ---------
                                                                     1,106,470
                                   Food Total                        1,551,520

 Healthcare Services - 4.6%
 Dialysis Centers - 0.4%
 DaVita, Inc.                      7.250% 03/15/15           325,000   327,438
                                   ------------------------- ------- ---------
                                                                       327,438

 Medical-HMO - 0.5%
 Coventry Health Care, Inc.        8.125% 02/15/12           340,000   353,175
                                   ------------------------- ------- ---------
                                                                       353,175

 Medical-Hospitals - 2.6%
 HCA, Inc.                         9.250% 11/15/16 (a)       775,000   808,906
                                   9.625% 11/15/16 (a)       585,000   612,787

 Tenet Healthcare Corp.            9.875% 07/01/14           565,000   566,413
                                   ------------------------- ------- ---------
                                                                     1,988,106

 Medical-Outpatient/Home Medical - 0.2%
 Select Medical Corp.              7.625% 02/01/15           205,000   171,175
                                   ------------------------- ------- ---------
                                                                       171,175

 MRI/Medical Diagnostic Imaging - 0.2%
 MedQuest, Inc.                    11.875% 08/15/12          145,000   117,450
                                   ------------------------- ------- ---------
                                                                       117,450

 Physician Practice Management - 0.7%
 US Oncology Holdings, Inc.        10.675% 03/15/15 (c)      145,000   148,988
 US Oncology, Inc.                 9.000% 08/15/12           395,000   413,762
                                   ------------------------- ------- ---------
                                                                       562,750
                                   Healthcare Services Total         3,520,094

 Household Products/Wares - 2.2%
 Consumer Products-Miscellaneous - 1.8%
 American Greetings Corp.          7.375% 06/01/16           320,000   327,200

 Amscan Holdings, Inc.             8.750% 05/01/14           385,000   369,600

 Jostens IH Corp.                  7.625% 10/01/12           345,000   348,450

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                 Par ($)     Value ($)
Consumer Non-Cyclical (continued)
Household Products/Wares (continued)
Consumer Products-Miscellaneous (continued)
Scotts Co.                        6.625% 11/15/13                    350,000    349,125
                                  ------------------------------ ----------- ----------
                                                                              1,394,375

Office Supplies & Forms - 0.4%
ACCO Brands Corp.                 7.625% 08/15/15                    270,000    264,937
                                  ------------------------------ ----------- ----------
                                                                                264,937
                                  Household Products/Wares Total              1,659,312

Pharmaceuticals - 4.1%
Medical-Drugs - 2.1%
Elan Finance PLC                  8.875% 12/01/13 (a)                950,000    946,437

Rotavax LLC                       10.620% 10/15/14                   258,622    261,855

Warner Chilcott Corp.             8.750% 02/01/15 (b)(c)             401,000    411,025
                                  ------------------------------ ----------- ----------
                                                                              1,619,317

Medical-Generic Drugs - 0.5%
Mylan Laboratories, Inc.          6.375% 08/15/15                    410,000    403,850
                                  ------------------------------ ----------- ----------
                                                                                403,850

Medical-Wholesale Drug Distribution - 0.8%
AmerisourceBergen Corp.           5.875% 09/15/15                    225,000    224,900

Nycomed A/S                       PIK,
                                   11.750% 09/15/13 (a)          EUR 256,305    351,610
                                  ------------------------------ ----------- ----------
                                                                                576,510

Pharmacy Services - 0.3%
Omnicare, Inc.                    6.750% 12/15/13                USD 220,000    215,600
                                  ------------------------------ ----------- ----------
                                                                                215,600

Vitamins & Nutrition Products - 0.4%
NBTY, Inc.                        7.125% 10/01/15                    265,000    258,375
                                  ------------------------------ ----------- ----------
                                                                                258,375
                                  Pharmaceuticals Total                       3,073,652
Consumer Non-cyclical Total                                                  17,178,234
Energy - 11.7%
Coal - 1.3%
Coal - 1.3%
Arch Western Finance LLC          6.750% 07/01/13                    395,000    387,100

Massey Energy Co.                 6.875% 12/15/13                    435,000    404,550

Peabody Energy Corp.              7.375% 11/01/16                    180,000    189,225
                                  ------------------------------ ----------- ----------
                                                                                980,875
                                  Coal Total                                    980,875

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                            Par ($)   Value ($)
Energy (continued)
Oil & Gas - 4.3%
Oil & Gas Drilling - 0.3%
Pride International, Inc.          7.375% 07/15/14            220,000   228,250
                                   ------------------------ --------- ---------
                                                                        228,250

Oil Companies-Exploration & Production - 3.6%
Chesapeake Energy Corp.            6.375% 06/15/15            270,000   262,575
                                   7.500% 06/15/14            370,000   382,025

Compton Petroleum Corp.            7.625% 12/01/13            355,000   337,250

Forest Oil Corp.                   8.000% 12/15/11            220,000   228,800

Magnum Hunter Resources, Inc.      9.600% 03/15/12            283,000   298,211

Newfield Exploration Co.           6.625% 04/15/16            255,000   254,362

PetroHawk Energy Corp.             9.125% 07/15/13            375,000   390,469

Pogo Producing Co.                 6.625% 03/15/15            295,000   283,200

Quicksilver Resources, Inc.        7.125% 04/01/16            325,000   312,000
                                   ------------------------ --------- ---------
                                                                      2,748,892

Oil Refining & Marketing - 0.4%
Tesoro Corp.                       6.625% 11/01/15            345,000   341,550
                                   ------------------------ --------- ---------
                                                                        341,550
                                   Oil & Gas Total                    3,318,692

Oil & Gas Services - 0.7%
Oil Field Machinery & Equipment - 0.3%
Complete Production Services, Inc. 8.000% 12/15/16 (a)        200,000   202,000
                                   ------------------------ --------- ---------
                                                                        202,000

Oil-Field Services - 0.4%
Hornbeck Offshore Services, Inc.   6.125% 12/01/14            355,000   333,700
                                   ------------------------ --------- ---------
                                                                        333,700
                                   Oil & Gas Services Total             535,700

Pipelines - 5.4%
Atlas Pipeline Partners LP         8.125% 12/15/15            255,000   261,375

Colorado Interstate Gas Co.        6.800% 11/15/15            460,000   476,794

El Paso Performance-Linked Trust   7.750% 07/15/11 (a)        210,000   217,350

MarkWest Energy Partners LP        6.875% 11/01/14            315,000   296,100
                                   8.500% 07/15/16 (a)        150,000   151,500

Northwest Pipeline Corp.           8.125% 03/01/10            130,000   134,388

Sonat, Inc.                        7.625% 07/15/11          1,160,000 1,203,500

Southern Natural Gas Co.           8.875% 03/15/10             60,000    63,067

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                             Par ($)   Value ($)
Energy (continued)
Pipelines (continued)
Williams Companies, Inc.         6.375% 10/01/10 (a)                           935,000   937,337
                                 8.125% 03/15/12                               140,000   150,500
                                 8.750% 03/15/32                               215,000   241,338
                                 ------------------------------------------- --------- ---------
                                                                                       4,133,249
                                 Pipelines Total                                       4,133,249
Energy Total                                                                           8,968,516
Financials - 8.6%
Diversified Financial Services - 7.4%
Finance-Auto Loans - 4.4%
Ford Motor Credit Co.            7.375% 02/01/11                               975,000   963,439
                                 9.875% 08/10/11                               560,000   599,119

General Motors Acceptance Corp.  6.875% 09/15/11                               770,000   792,767
                                 8.000% 11/01/31                               895,000 1,003,157
                                 ------------------------------------------- --------- ---------
                                                                                       3,358,482

Finance-Investment Banker/Broker - 1.0%
E*Trade Financial Corp.          8.000% 06/15/11                               410,000   425,375

LaBranche & Co., Inc.            11.000% 05/15/12                              345,000   372,600
                                 ------------------------------------------- --------- ---------
                                                                                         797,975

Special Purpose Entity - 2.0%
Dow Jones CDX High Yield Index   8.375% 12/29/11 (a)                         1,500,000 1,537,500
                                 ------------------------------------------- --------- ---------
                                                                                       1,537,500
                                 Diversified Financial Services Total                  5,693,957

Real Estate Investment Trusts (REITs) - 1.2%
REITS-Hotels - 0.7%
Host Marriott LP                 6.750% 06/01/16                               510,000   511,912
                                 ------------------------------------------- --------- ---------
                                                                                         511,912
REITS-Regional Malls - 0.5%
Rouse Co. LP/TRC Co-Issuer, Inc. 6.750% 05/01/13 (a)                           350,000   356,291
                                 ------------------------------------------- --------- ---------
                                                                                         356,291
                                 Real Estate Investment Trusts (REITs) Total             868,203
Financials Total                                                                       6,562,160

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                       Par ($) Value ($)
Industrials - 16.7%
Aerospace & Defense - 1.4%
Aerospace/Defense-Equipment - 0.8%
DRS Technologies, Inc.           6.875% 11/01/13                       355,000   357,663

Sequa Corp.                      9.000% 08/01/09                       255,000   271,256
                                 ------------------------------------- ------- ---------
                                                                                 628,919

Electronics-Military - 0.6%
L-3 Communications Corp.         5.875% 01/15/15                       105,000   101,850
                                 6.375% 10/15/15                       340,000   337,450
                                 ------------------------------------- ------- ---------
                                                                                 439,300
                                 Total Aerospace & Defense                     1,068,219

Building Materials - 1.5%
Building & Construction
Products-Miscellaneous - 0.8%
Nortek, Inc.                     8.500% 09/01/14                       290,000   279,850

NTK Holdings, Inc.               (d) 03/01/14
                                   (10.750% 09/01/09)                  235,000   162,150

Ply Gem Industries, Inc.         9.000% 02/15/12                       220,000   180,950
                                 ------------------------------------- ------- ---------
                                                                                 622,950

Building Products-Air & Heating - 0.3%
Goodman Global Holding Co., Inc. 7.875% 12/15/12                       290,000   279,850
                                 ------------------------------------- ------- ---------
                                                                                 279,850
Building Products-Cement/Aggregation - 0.4%
RMCC Acquisition Co.             9.500% 11/01/12 (a)                   265,000   288,850
                                 ------------------------------------- ------- ---------
                                                                                 288,850
                                 Building Materials Total                      1,191,650

Electronics - 0.9%
Electronic Components-Miscellaneous - 0.9%
Flextronics International Ltd.   6.250% 11/15/14                       420,000   407,400

NXP BV/NXP Funding LLC           9.500% 10/15/15 (a)                   285,000   292,481
                                 ------------------------------------- ------- ---------
                                                                                 699,881
                                 Electronics Total                               699,881

Environmental Control - 1.6%
Non-Hazardous Waste Disposal - 1.6%
Allied Waste North America, Inc. 7.125% 05/15/16                       585,000   581,344
                                 7.875% 04/15/13                       590,000   610,650
                                 ------------------------------------- ------- ---------
                                                                               1,191,994
                                 Environmental Control Total                   1,191,994

Machinery-Construction & Mining - 0.5%
Terex Corp.                      7.375% 01/15/14                       355,000   360,325
                                 ------------------------------------- ------- ---------
                                                                                 360,325
                                 Machinery-Construction & Mining Total           360,325

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                     Par ($) Value ($)
Industrials (continued)
Machinery-Diversified - 0.9%
Machinery-General Industry - 0.5%
Douglas Dynamics LLC               7.750% 01/15/12 (a)               240,000   225,600

Manitowoc Co., Inc.                7.125% 11/01/13                   165,000   165,825
                                   --------------------------------- ------- ---------
                                                                               391,425

Machinery-Material Handling - 0.4%
Columbus McKinnon Corp.            8.875% 11/01/13                   255,000   265,200
                                   --------------------------------- ------- ---------
                                                                               265,200
                                   Machinery-Diversified Total                 656,625

Metal Fabricate/Hardware - 0.7%
Metal Processors & Fabrication - 0.7%
Mueller Group, Inc.                10.000% 05/01/12                  146,000   158,775

Mueller Holdings, Inc.             (d) 04/15/14
                                     (14.750% 04/15/09)              175,000   154,000

TriMas Corp.                       9.875% 06/15/12                   205,000   196,800
                                   --------------------------------- ------- ---------
                                                                               509,575
                                   Metal Fabricate/Hardware Total              509,575

Miscellaneous Manufacturing - 2.4%
Diversified Manufacturing Operators - 2.0%
Bombardier, Inc.                   6.300% 05/01/14 (a)               640,000   590,400

J.B. Poindexter & Co.              8.750% 03/15/14                   270,000   230,175

Koppers Holdings, Inc.             (d) 11/15/14
                                   (9.875% 11/15/09)                 340,000   266,900

Trinity Industries, Inc.           6.500% 03/15/14                   445,000   432,763
                                   --------------------------------- ------- ---------
                                                                             1,520,238

Miscellaneous Manufacturing - 0.4%
Nutro Products, Inc.               10.750% 04/15/14 (a)              305,000   330,925
                                   --------------------------------- ------- ---------
                                                                               330,925
                                   Miscellaneous Manufacturing Total         1,851,163

Packaging & Containers - 3.7%
Containers-Metal/Glass - 2.1%
Crown Americas LLC & Crown
Americas Capital Corp.             7.750% 11/15/15                   530,000   544,575

Owens-Brockway Glass
Container, Inc.                    8.250% 05/15/13                   900,000   927,000

Owens-Illinois, Inc.               7.500% 05/15/10                   145,000   146,450
                                   --------------------------------- ------- ---------
                                                                             1,618,025

Containers-Paper/Plastic - 1.6%
Consolidated Container Co., LLC    (d) 06/15/09
                                     (10.750% 06/15/07)              275,000   275,000

Jefferson Smurfit Corp.            8.250% 10/01/12                   450,000   433,125

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                             Par ($) Value ($)
Industrials (continued)
Packaging & Containers (continued)
Containers-Paper/Plastic (continued)
MDP Acquisitions PLC            9.625% 10/01/12              365,000    385,987

Solo Cup Co.                    8.500% 02/15/14              165,000    138,600
                                ---------------------------- ------- ----------
                                                                      1,232,712
                                Packaging & Containers Total          2,850,737

Transportation - 3.1%
Transportation-Marine - 1.3%
Ship Finance International Ltd. 8.500% 12/15/13              440,000    434,500

Stena AB                        7.500% 11/01/13              555,000    550,837
                                ---------------------------- ------- ----------
                                                                        985,337

Transportation-Railroad - 0.6%
TFM SA de CV                    9.375% 05/01/12              410,000    438,700
                                ---------------------------- ------- ----------
                                                                        438,700

Transportation-Services - 0.9%
CHC Helicopter Corp.            7.375% 05/01/14              450,000    435,375

PHI, Inc.                       7.125% 04/15/13 (a)          260,000    249,600
                                ---------------------------- ------- ----------
                                                                        684,975

Transportation-Trucks - 0.3%
QDI LLC                         9.000% 11/15/10              265,000    257,713
                                ---------------------------- ------- ----------
                                                                        257,713
                                Transportation Total                  2,366,725
Industrials Total                                                    12,746,894
Technology - 2.9%
Computers - 0.4%
Computer Services - 0.4%
Sungard Data Systems, Inc.      9.125% 08/15/13              300,000    314,625
                                ---------------------------- ------- ----------
                                                                        314,625
                                Computers Total                         314,625

Semiconductors - 2.5%
Electronic Components-Semiconductors - 2.5%
Advanced Micro Devices, Inc.    7.750% 11/01/12              205,000    210,125

Amkor Technology, Inc.          9.250% 06/01/16              240,000    236,400

Freescale Semiconductor, Inc.   6.875% 07/15/11              200,000    210,938
                                10.125% 12/15/16 (a) (b)     715,000    723,044
                                PIK,
                                 9.125% 12/15/14 (a) (b)     520,000    520,000
                                ---------------------------- ------- ----------
                                                                      1,900,507
                                Semiconductors Total                  1,900,507
Technology Total                                                      2,215,132

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                             Par ($) Value ($)
Utilities - 5.7%
Electric - 5.7%
Electric-Generation - 1.4%
AES Corp.                         7.750% 03/01/14                            495,000    524,700

Edison Mission Energy             7.730% 06/15/09                            475,000    492,813
                                  ------------------------------------------ ------- ----------
                                                                                      1,017,513

Electric-Integrated - 1.5%
CMS Energy Corp.                  6.875% 12/15/15                            240,000    246,600
                                  8.500% 04/15/11                            125,000    136,562

Nevada Power Co.                  9.000% 08/15/13                            120,000    130,242

Sierra Pacific Resources          6.750% 08/15/17                            355,000    357,370

TECO Energy, Inc.                 7.000% 05/01/12                            255,000    267,112
                                  ------------------------------------------ ------- ----------
                                                                                      1,137,886

Independent Power Producer - 2.8%
Dynegy Holdings, Inc.             6.875% 04/01/11                            300,000    297,375
                                  7.125% 05/15/18                            240,000    226,800

Mirant North America LLC          7.375% 12/31/13                            435,000    440,437

MSW Energy Holdings II LLC        7.375% 09/01/10                            150,000    153,000

MSW Energy Holdings LLC           8.500% 09/01/10                            305,000    317,200

NRG Energy, Inc.                  7.250% 02/01/14                            225,000    225,000
                                  7.375% 02/01/16                            265,000    265,000
                                  7.375% 01/15/17                            225,000    224,438
                                  ------------------------------------------ ------- ----------
                                                                                      2,149,250
                                  Electric Total                                      4,304,649
Utilities Total                                                                       4,304,649
                                  Total Corporate Fixed-Income Bonds & Notes
                                   (Cost of $98,245,353)                             99,648,388
Preferred Stocks - 2.7%
                                                                             Shares
Communications - 1.0%
Media - 1.0%
Radio - 1.0%
Spanish Broadcasting System, Inc. PIK,
                                   10.750%                                       692    761,200
                                  ------------------------------------------ ------- ----------
                                                                                        761,200
                                  Media Total                                           761,200
Communications Total                                                                    761,200

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Preferred Stocks (continued)

                                                                                     Shares  Value ($)
Financials - 1.7%
Real Estate Investment Trusts (REITs) - 1.7%
REITS-Diversified - 1.7%
iStar Financial, Inc., Series E,  7.875%                                              13,000   335,969

iStar Financial, Inc., Series F,  7.800%                                              15,007   382,679

Sovereign Real Estate             12.000% (a)                                        365,000   547,500
                                  -------------------------------------------------- ------- ---------
Investment Corp.(e)                                                                          1,266,148
                                  Real Estate Investment Trusts (REITs) Total                1,266,148
Financials Total                                                                             1,266,148
                                  Total Preferred Stocks (Cost of $1,966,480)                2,027,348
Common Stocks - 1.4%
Consumer Discretionary - 0.4%
Media - 0.4%                      Idearc, Inc. (e)                                     7,000   192,780
                                  Sinclair Broadcast Group, Inc., Class A             15,000   149,250
                                  -------------------------------------------------- ------- ---------
                                  Media Total                                                  342,030
Consumer Discretionary Total                                                                   342,030
Industrials - 0.0%
Commercial Services &             Fairlane Management Corp. (e) (f) (g)                8,000        --
                                  -------------------------------------------------- ------- ---------
Supplies - 0.0%                   Commercial Services & Supplies Total                              --
Industrials Total                                                                                   --
Materials - 0.2%
Chemicals - 0.2%                  Lyondell Chemical Co.                                5,000   123,500
                                  -------------------------------------------------- ------- ---------
                                  Chemicals Total                                              123,500
Materials Total                                                                                123,500
Telecommunication Services - 0.6%
Diversified Telecommunication     Embarq Corp. (e)                                     2,692   138,503
Services - 0.4%                   NTL, Inc.                                            7,355   177,182
                                  -------------------------------------------------- ------- ---------
                                  Diversified Telecommunication Services Total                 315,685

Wireless Telecommunication        Sprint Nextel Corp.                                  7,853   153,212
                                  -------------------------------------------------- ------- ---------
Services - 0.2%                   Wireless Telecommunication Services Total                    153,212
Telecommunication Services Total                                                               468,897
Utilities - 0.2%
Independent Power Producers &     Mirant Corp. (e)                                     4,780   145,408
                                  -------------------------------------------------- ------- ---------
Energy Traders - 0.2%             Independent Power Producers & Energy Traders Total           145,408
Utilities Total                                                                                145,408
                                  Total Common Stocks (Cost of $1,143,714)                   1,079,835

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Municipal Bond (Taxable) - 0.8%

                                                                                    Par ($) Value ($)
California - 0.8%
CA Cabazon Band Mission Indians   13.000% 10/01/11                                  575,000   610,575
California Total                                                                              610,575
                                  Total Municipal Bond (Taxable) (Cost of $575,000)           610,575

Convertible Bonds - 0.3%
Communications - 0.3%
Telecommunication Services - 0.3%
Telecommunication Equipment - 0.3%
Nortel Networks Corp.             4.250% 09/01/08                                   275,000   264,344
                                  ------------------------------------------------- ------- ---------
                                                                                              264,344
                                  Telecommunication Services Total                            264,344
Communications Total                                                                          264,344
                                  Total Convertible Bonds (Cost of $277,554)                  264,344

Warrants - 0.0%
                                                                                    Units
Communications - 0.0%
Media - 0.0%
Broadcast Services/Programs - 0.0%
XM Satellite Radio Holdings, Inc. Expires 03/15/10 (a) (e)                              600     2,100
                                  ------------------------------------------------- ------- ---------
                                                                                                2,100
                                  Media Total                                                   2,100

Telecommunication Services - 0.0%
Cellular Telecommunications - 0.0%
UbiquiTel, Inc.                   Expires 04/15/10 (a) (e) (f) (g)                      525        --
                                  ------------------------------------------------- ------- ---------
                                                                                                   --
Telecommunication Services - 0.0%
Jazztel PLC                       Expires 07/15/10 (e) (f) (g)                          350        --
                                  ------------------------------------------------- ------- ---------
                                                                                                   --
                                  Telecommunication Services Total                                 --
Communications Total                                                                            2,100

See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006

Warrants (continued)

                                                                                 Units     Value ($)
Industrials - 0.0%
Transportation - 0.0%
Transportation-Trucks - 0.0%
QDI LLC                      Expires 01/15/07 (a) (e) (g)                            2,041      36,050
                             --------------------------------------------------- --------- -----------
                                                                                                36,050
                             Transportation Total                                               36,050
Industrials Total                                                                               36,050
                             Total Warrants (Cost of $97,125)                                   38,150
                                                                                 Par ($)   Value ($)
Short-Term Obligation - 3.4%
                             Repurchase agreement with State Street Bank & Trust
                             Co., dated 11/30/06, due 12/01/06 at 5.220%,
                             collateralized by a U.S. Treasury Bond maturing
                             08/15/28, market value of $2,629,547 (repurchase
                             proceeds $2,574,373)                                2,574,000   2,574,000
                             --------------------------------------------------- --------- -----------
                             Total Short-Term Obligation (Cost of $2,574,000)                2,574,000

                             --------------------------------------------------- --------- -----------
                             Total Investments - 139.0% (Cost of $104,879,226) (h)         106,242,640

                             --------------------------------------------------- --------- -----------
                             Other Assets & Liabilities, Net - (39.0)%                     (29,809,279)

                             --------------------------------------------------- --------- -----------
                             Net Assets - 100.0%                                            76,433,361

                              Notes to Investment Portfolio:
                           (a)Security exempt from registration pursuant to
                              Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, these securities, which do not include any illiquid securities, except for the following, amounted to $23,269,754, which represents 30.4% of net assets.

                               Acquisition
               Security        Date        Units Cost    Value
               --------        ----------- ----- ----    -----
               QDI LLC         06/01/02    2,041 $    -- $36,050
               UbiquiTel, Inc. 04/11/00      525  26,600      --
                                                         -------
                                                         $36,050
                                                         =======

                           (b)Security purchased on a delayed delivery basis.
                           (c)The interest rate shown on floating rate or
                              variable rate securities reflects the rate at November 30, 2006.
                           (d)Step bond. This security is currently not paying
                              a coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.
                           (e)Non-income producing security.
                           (f)Security has no value.
                           (g)Represents fair value as determined in good faith
                              under procedures approved by the Board of Trustees.
                           (h)Cost for federal income tax purposes is
                              $104,964,403.

                              At November 30, 2006, the asset allocation of the Fund is as follows:

                                                     % of
                Asset Allocation (unaudited)         Net Assets
                ----------------------------         ----------
                Corporate Fixed-Income Bonds & Notes 130.4%
                Preferred Stocks                       2.7
                Common Stocks                          1.4
                Municipal Bond (Taxable)               0.8
                Convertible Bonds                      0.3
                Warrants                               0.0*
                                                     -----
                                                     135.6
                Short-Term Obligation                  3.4
                Other Assets & Liabilities, Net      (39.0)
                                                     -----
                                                     100.0%
                                                     =====

                            * Rounds to less than 0.1%.

                                See Accompanying Notes to Financial Statements.

Colonial Intermediate High Income Fund
November 30, 2006



                              At November 30, 2006, the Fund had entered into the following forward currency exchange contracts:

                                             Aggregate  Settlement Unrealized
 Forward Currency Contracts to Buy  Value    Face Value Date       Appreciation
 ---------------------------------  -----    ---------- ---------- ------------
 EUR                                $ 72,867 $ 70,564    12/8/2006   $  2,303

                                             Aggregate  Settlement Unrealized
 Forward Currency Contracts to Sell Value    Face Value Date       Depreciation
 ---------------------------------- -----    ---------- ---------- ------------
 EUR                                $351,088 $333,290    12/8/2006   $(17,798)
 EUR                                 265,036  255,594   12/13/2006     (9,442)
 EUR                                 848,320  821,210   12/18/2006    (27,110)
                                                                      -------
                                                                     $(54,350)
                                                                     ========

                            Acronym Name
                            ------- ----
                              EUR   Euro
                              PIK   Payment-In-Kind
                              USD   U.S. Dollar

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Colonial Intermediate High Income Fund

November 30, 2006

Assets                    Investments, at cost                                              $104,879,226
                                                                                            ------------
                          Investments, at value                                              106,242,640
                          Cash                                                                       953
                          Foreign currency (cost of $209)                                            212
                          Unrealized appreciation on foreign forward currency contracts            2,303
                          Receivable for:
                           Investments sold                                                      588,700
                           Investments sold on a delayed delivery basis                            9,984
                           Interest                                                            1,966,666
                           Dividends                                                              14,849
                           Foreign tax reclaims                                                    1,729
                          Deferred Trustees' compensation plan                                    14,893
                          Other assets                                                             6,000
                          ------------------------------------------------------------- -   ------------
                          Total Assets                                                       108,848,929

Liabilities               Unrealized depreciation on foreign forward currency contracts           54,350
                          Payable for:
                           Investments purchased                                                 833,971
                           Investments purchased on a delayed delivery basis                   1,967,150
                           Distributions                                                         504,084
                           Investment advisory fee                                                40,751
                           Transfer agent fee                                                      2,580
                           Pricing and bookkeeping fees                                            8,040
                           Trustees' fees                                                            372
                           Custody fee                                                               525
                           Interest                                                              372,272
                           Chief compliance officer expenses                                         630
                          Deferred Trustees' fees                                                 14,893
                          Notes payable -- short-term                                         21,500,000
                          Notes payable -- long term                                           7,000,000
                          Other liabilities                                                      115,950
                          ------------------------------------------------------------- -   ------------
                          Total Liabilities                                                   32,415,568

                          ------------------------------------------------------------- -   ------------
                          Net Assets                                                          76,433,361

Composition of Net Assets Paid-in capital                                                    140,891,820
                          Overdistributed net investment income                                 (132,339)
                          Accumulated net realized loss                                      (65,638,167)
                          Net unrealized appreciation (depreciation) on:
                           Investments                                                         1,363,414
                           Foreign currency translations                                         (51,367)
                          ------------------------------------------------------------- -   ------------
                          Net Assets                                                        $ 76,433,361

                          Shares outstanding                                                  21,003,496
                          Net asset value per share                                                $3.64

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Colonial Intermediate High Income Fund

For the Year Ended November 30, 2006

                                                                                               ($)
Investment Income                 Interest                                                      8,379,096
                                  Dividends                                                       137,320
                                  ------------------------------------------------------------ ----------
                                  Total Investment Income                                       8,516,416

Expenses                          Investment advisory fee                                         643,520
                                  Transfer agent fee                                               32,702
                                  Pricing and bookkeeping fees                                     93,120
                                  Trustees' fees                                                   13,596
                                  Custody fee                                                      11,646
                                  Audit fee                                                        49,255
                                  Reports to shareholders                                          47,175
                                  Chief compliance officer expenses                                 3,959
                                  Other expenses                                                   47,886
                                  ------------------------------------------------------------ ----------
                                  Total Operating Expenses                                        942,859

                                  Interest expense                                              1,559,076
                                  ------------------------------------------------------------ ----------
                                  Total Expenses                                                2,501,935

                                  Fees and expenses waived or reimbursed by Investment Advisor   (155,998)
                                  Custody earnings credit                                          (6,300)
                                  ------------------------------------------------------------ ----------
                                  Net Expenses                                                  2,339,637

                                  ------------------------------------------------------------ ----------
                                  Net Investment Income                                         6,176,779

Net Realized and Unrealized Gain  Net realized loss on:
(Loss) on Investments and Foreign  Investments                                                 (1,548,418)
Currency                           Foreign currency transactions                                  (66,687)
                                  ------------------------------------------------------------ ----------
                                  Net realized loss                                            (1,615,105)

                                  Net change in unrealized appreciation (depreciation) on:
                                   Investments                                                  3,436,065
                                   Foreign currency translations                                  (84,846)
                                  ------------------------------------------------------------ ----------
                                   Net change in unrealized appreciation (depreciation)         3,351,219
                                  ------------------------------------------------------------ ----------
                                  Net Gain                                                      1,736,114

                                  ------------------------------------------------------------ ----------
                                  Net Increase in Net Assets from Operations                    7,912,893

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Colonial Intermediate High Income Fund


Increase (Decrease) in Net Assets Year Ended November 30,                                 2006 ($)    2005 ($)
Operations                        Net investment income                                    6,176,779   6,919,330
                                  Net realized loss on investments and foreign currency
                                    transactions                                          (1,615,105)   (941,970)
                                  Net change in unrealized appreciation (depreciation) on
                                    investments and foreign currency translations          3,351,219  (4,781,563)
                                  ------------------------------------------------------- ----------  ----------
                                  Net Increase from Operations                             7,912,893   1,195,797

Distributions Declared to         From net investment income                              (7,141,189) (6,763,126)
Shareholders
                                  ------------------------------------------------------- ----------  ----------
                                  Net Increase (Decrease) in Net Assets                      771,704  (5,567,329)

Net Assets                        Beginning of period                                     75,661,657  81,228,986
                                  End of period                                           76,433,361  75,661,657
                                  Undistributed (overdistributed) net investment income
                                    at end of period                                        (132,339)    731,545
                                  ------------------------------------------------------- ----------  ----------

Number of Fund Shares Outstanding End of period                                           21,003,496  21,003,496
                                  ------------------------------------------------------- ----------  ----------

                                See Accompanying Notes to Financial Statements.

Statement of Cash Flows - Colonial Intermediate High Income Fund

Year Ended November 30, 2006

Increase (Decrease) in Cash                                                                        ($)
Cash Flows From Operating
Activities                  Net investment income                                                    6,176,779
                            Adjustments to reconcile net investment income to net cash provided by operating activities:
                             Purchase of investment securities                                     (58,661,034)
                             Proceeds from disposition of investment securities                     51,094,193
                             Proceeds from disposition of short-term investments, net                5,630,000
                             Net realized loss due to foreign currency transactions                    (66,687)
                             Increase in dividend and interest receivable                              (28,574)
                             Increase in other assets                                                   (8,878)
                             Decrease in receivable for investments sold                               393,456
                             Increase in payable for investments purchased                           2,167,068
                             Decrease in accrued expenses and other liabilities                           (378)
                             Net amortization/accretion of income                                      276,829
                            ---------------------------------------------------------------------- -----------
                            Net cash provided by operating activities                                6,972,774

Cash Flows From Financing   Increase in interest payable                                               141,589
Activities                  Distributions paid in cash                                              (7,183,196)
                            ---------------------------------------------------------------------- -----------
                            Net cash used by financing activities                                   (7,041,607)

                            ---------------------------------------------------------------------- -----------
                            Net decrease in cash                                                       (68,833)

Cash                        Beginning of period                                                         69,786
                            ---------------------------------------------------------------------- -----------
                            End of period                                                                  953
                            ---------------------------------------------------------------------- -----------

See Accompanying Notes to Financial Statements.

Financial Highlights - Colonial Intermediate High Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                         One Month        Year Ended
                                               Year Ended November 30,   Ended           October 31,
                                             --------------------------  November 30, ----------------
                                             2006     2005      2004     2003 (a)     2003     2002
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $  3.60  $  3.87   $  3.57  $  3.51      $  2.79  $  3.51

Income from Investment Operations:
Net investment income (b)                       0.29     0.33      0.34     0.02         0.29     0.38
Net realized and unrealized gain (loss) on
  investments and foreign currency              0.09    (0.28)     0.26     0.07         0.75    (0.73)
                                             -------  -------   -------  -------      -------  -------
Total from Investment Operations                0.38     0.05      0.60     0.09         1.04    (0.35)

Less Distributions Declared to Shareholders:
From net investment income                     (0.34)   (0.32)    (0.30)   (0.03)       (0.30)   (0.36)
Return of capital                                 --       --        --       --        (0.02)   (0.01)
                                             -------  -------   -------  -------      -------  -------
Total Distributions Declared to Shareholders   (0.34)   (0.32)    (0.30)   (0.03)       (0.32)   (0.37)

Net Asset Value, End of Period               $  3.64  $  3.60   $  3.87  $  3.57      $  3.51  $  2.79
                                             -------  -------   -------  -------      -------  -------
Market price per share                       $  3.46  $  3.15   $  3.51  $  3.50      $  3.65  $  2.79
                                             -------  -------   -------  -------      -------  -------
Total return-based on market value (c)         21.22%   (1.63)%    9.24%   (3.40)%(d)   44.56%  (10.43)%

Ratios to Average Net Assets/Supplemental
 Data:
Operating expenses (e)                          1.04%    1.37%     1.48%    1.63%(f)     1.35%    1.25%
Interest                                        2.08%    1.42%     1.18%    1.38%(f)     2.00%    2.73%
Total expenses (e)                              3.12%    2.79%     2.66%    3.01%(f)     3.35%    3.98%
Net investment income (e)                       8.24%    8.79%     9.25%    7.82%(f)     9.18%   11.38%
Waiver/reimbursement                            0.21%    0.02%       --       --           --       --
Portfolio turnover rate                           54%      66%       80%       7%(d)       64%      54%
Net assets, end of period (000's)            $76,433  $75,662   $81,229  $74,952      $73,623  $58,134


(a)The Fund changed its fiscal year end from October 31 to November 30.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(d)Not annualized.
(e)The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended November 30, 2006, which had a 0.01% impact.
(f)Annualized.

                                See Accompanying Notes to Financial Statements.

Loan Agreement Asset Coverage Requirements - Colonial Intermediate High Income Fund


                                            Asset
                                Total       Coverage
                                Amount      Per $1,000 of
                       Date     Outstanding Indebtedness*
                       ----------------------------------
                       11/30/06 $28,500,000 $3,682
                       11/30/05  28,500,000  3,655
                       11/30/04  29,500,000  3,754
                       11/30/03  28,500,000  3,630
                       10/31/03  28,500,000  3,583
                       10/31/02  24,500,000  3,373
                       10/31/01  30,500,000  3,372
                       10/31/00  47,300,000  3,079
                       10/31/99  47,300,000  3,558
                       10/31/98  47,300,000  3,632
                       10/31/97  27,400,000  4,933

* Calculated by subtracting the Fund's total liabilities plus loans outstanding from the Fund's total assets and dividing the amount by the amount of loans outstanding.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Colonial Intermediate High Income Fund

November 30, 2006

Note 1. Organization
Colonial Intermediate High Income Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

Investment Goal
The Fund seeks high current income and total return by investing primarily in high yield fixed income securities in lower-rated categories.

Fund Shares
The Fund may issue an unlimited number of shares.

Note 2. Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Colonial Intermediate High Income Fund

November 30, 2006


In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. Although the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is required to be at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Income Recognition
Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions
The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency

Colonial Intermediate High Income Fund

November 30, 2006

gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Federal Income Tax Status
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for expired capital loss carryforwards, discount accretion/premium amortization on debt securities, foreign currency transactions and market discount reclassification adjustments were identified and reclassified among the components of the Fund's net assets as follows:

                                    Accumulated
              Overdistributed       Net Realized
              Net Investment Income Gain         Paid-In Capital
                    $100,526          $309,689          $(410,215)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2006 and November 30, 2005 was as follows:

                                        November 30, November 30,
                                        2006         2005
               Distributions paid from:
                   Ordinary Income       $7,141,189   $6,763,126

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed Net
                   Ordinary      Long-term     Unrealized
                   Income        Capital Gains Appreciation*
                     $420,732         $--       $1,278,237

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at November 30, 2006, based on cost of investments for federal income tax purposes, was:

                    Unrealized appreciation     $ 2,965,231
                    Unrealized depreciation      (1,686,994)
                    Net unrealized appreciation $ 1,278,237

Colonial Intermediate High Income Fund

November 30, 2006


The following capital loss carryforwards, determined as of November 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                  Year of Expiration Capital Loss Carryforward
                  2007               $10,437,671
                  2008                22,694,029
                  2009                23,203,433
                  2010                 6,431,055
                  2013                   796,437
                  2014                 2,075,017
                                     -----------
                  Total              $65,637,642
                                     -----------

Capital loss carryforwards of $410,216 expired during the year ended November 30, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.
This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Trust and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average weekly net assets.

In addition, the Fund shall pay Columbia a monthly fee of 20% of the Fund's monthly "leverage income" (as that term is defined in the management contract). Columbia has voluntarily agreed to waive this fee. In the event that the Fund's monthly net leverage income is less than zero, then Columbia shall pay the Fund 20% of the deficit.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain functions to State Street Bank & Trust Company ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) shall not exceed $140,000.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended November 30, 2006, the Fund's effective pricing and bookkeeping fee rate inclusive of out-of-pocket expenses, was 0.124% of the Fund's average daily net assets.

Custody Credits
The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees
All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

S

Colonial Intermediate High Income Fund

November 30, 2006


The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other
Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2006, the Fund paid $2,509 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information
For the year ended November 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $58,661,034 and $51,094,193, respectively.

Note 6. Loan Agreement
At November 30, 2006, the Fund had term loans and a revolving loan outstanding with State Street, totaling $28,500,000. The term loans are comprised of an $8,000,000 loan which bears interest at 6.14% per annum, due August 24, 2007, a $7,000,000 loan which bears interest at 5.20% per annum, due August 24, 2007, and a $7,000,000 loan which bears interest at 5.98% per annum, due August 22, 2008. The revolving loan is a $6,500,000 floating rate loan, maturing on February 22, 2007. Interest is charged at a rate per annum equal to the London Interbank Offered Rate plus 0.65%. The interest rate at November 30, 2006 was 5.42%. For the year ended November 30, 2006, the average daily loan balance was $28,500,000 at a weighted average interest rate of 5.47%. The Fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

Note 7. Disclosure of Significant Risks and Contingencies

Foreign Securities
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

High-Yield Securities
Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus
The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified.

Legal Proceedings
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia

Colonial Intermediate High Income Fund

November 30, 2006

Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of fund shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

Report of Independent Registered Public Accounting Firm


To the Trustees and the Shareholders of Colonial Intermediate High Income Fund In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, cash flows and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate High Income Fund (the "Fund") at November 30, 2006, and the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 25, 2007

Dividend Reinvestment Plan

Colonial Intermediate High Income Fund


The Fund generally distributes net investment income monthly and capital gains annually. Under the Fund's Dividend Reinvestment Plan (the "Plan") all distributions will be reinvested automatically in additional shares of the Fund, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of the shares on the distribution payment date is equal to or greater than the net asset value, Plan participants will be issued shares at the higher of net asset value or 95% of the market price. The aggregate market value of the shares may constitute income to shareholders for federal income tax purposes. However, if the market price of the shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares.

All Plan accounts receive written confirmations of all transactions. Shares purchased under the Plan are held in uncertificated form. Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions.

Fees and expenses of the Plan other than brokerage charges will be paid by the Fund. No brokerage charges are incurred on shares issued directly by the Fund. Participants will bear a pro-rata share of brokerage charges incurred on open market purchases.

A Plan participant may terminate his or her participation by written notice to the Plan agent. The Plan may be amended or terminated on 90 days written notice to the Plan participants. Contact the Plan Agent for additional information regarding the Plan. All correspondence concerning the Plan should be directed to Computershare, the Plan agent, by mail at P.O. Box 43010, Providence, RI 02940-3010 or by phone at 1-800-730-6001.

Fund Governance - Colonial Intermediate High Income Fund


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

  Independent Trustees

Name, address and year of birth,    Principal occupation(s) during past five years, number
position with funds, year first     of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/(1)/ trustee, other directorships held

 Douglas A. Hacker (Born 1955)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Independent business executive since May, 2006;
 Advisors, LLC                      Executive Vice President-Strategy of United Airlines
 One Financial Center               (airline) from December, 2002 to May, 2006; President
 Boston, MA 02111                   of UAL Loyalty Services (airline marketing company)
 Trustee (since 1996)               from September, 2001 to December, 2002; Executive Vice
                                    President and Chief Financial Officer of United
                                    Airlines from July, 1999 to September, 2001. Oversees
                                    81, Nash Finch Company (food distributor); Aircastle
                                    Limited (aircraft leasing)

 Janet Langford Kelly (Born 1957)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Deputy General Counsel-Corporate Legal Services,
 Advisors, LLC                      ConocoPhillips (integrated petroleum company) since
 One Financial Center               August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason&
 Boston, MA 02111                   Gette LLP (law firm) from March, 2005 to July,
 Trustee (since 1996)               2006;Adjunct Professor of Law, Northwestern
                                    University, from September, 2004 to June, 2006,
                                    Director, UAL Corporation (airline) from February,
                                    2006 to July, 2006; Chief Administrative Officer and
                                    Senior Vice President, Kmart Holding Corporation
                                    (consumer goods), from September, 2003 to March, 2004;
                                    Executive Vice President-Corporate Development and
                                    Administration, General Counsel and Secretary, Kellogg
                                    Company (food manufacturer), from September, 1999 to
                                    August, 2003. Oversees 81, None

 Richard W. Lowry (Born 1936)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Private Investor since August, 1987 (formerly Chairman
 Advisors, LLC                      and Chief Executive Officer, U.S. Plywood Corporation
 One Financial Center               (building products manufacturer) until 1987). Oversees
 Boston, MA 02111                   81, None
 Trustee (since 1995)

 Charles R. Nelson (Born 1943)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Professor of Economics, University of Washington,
 Advisors, LLC                      since January, 1976; Ford and Louisa Van Voorhis
 One Financial Center               Professor of Political Economy, University of
 Boston, MA 02111                   Washington, since September, 1993; Director, Institute
 Trustee (since 1981)               for Economic Research, University of Washington from
                                    September, 2001 to June, 2003; Adjunct Professor of
                                    Statistics, University of Washington, since September,
                                    1980; Associate Editor, Journal of Money Credit and
                                    Banking, since September, 1993; Consultant on
                                    econometric and statistical matters. Oversees 81, None

/(1)/In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

Fund Governance (continued) - Colonial Intermediate High Income Fund


Name, address and year of birth,    Principal occupation(s) during past five years, number
position with funds, year first     of portfolios in columbia funds complex overseen by
elected or appointed to office/(1)/ trustee, other directorships held

  John J. Neuhauser (Born 1942)
-------------------------------------------------------------------------------------------
  c/o Columbia Management           University Professor, Boston College since November,
  Advisors, LLC                     2005; Academic Vice President and Dean of Faculties,
  One Financial Center              Boston College from August, 1999 to October, 2005.
  Boston, MA 02111                  Oversees 81, None
  Trustee (since 1985)

  Patrick J. Simpson (Born 1944)
-------------------------------------------------------------------------------------------
  c/o Columbia Management           Partner, Perkins Coie LLP (law firm). Oversees 81, None
  Advisors, LLC
  One Financial Center
  Boston, MA 02111
  Trustee (since 2000)

  Thomas E. Stitzel (Born 1936)
-------------------------------------------------------------------------------------------
  c/o Columbia Management           Business Consultant since 1999; Chartered Financial
  Advisors, LLC                     Analyst. Oversees 81, None
  One Financial Center
  Boston, MA 02111
  Trustee (since 1998)

  Thomas C. Theobald (Born 1937)
-------------------------------------------------------------------------------------------
  c/o Columbia Management           Partner and Senior Advisor, Chicago Growth Partners
  Advisors, LLC                     (private equity investing) since September, 2004;
  One Financial Center              Managing Director, William Blair Capital Partners
  Boston, MA 02111                  (private equity investing) from September, 1994 to
  Trustee and Chairman of the       September, 2004. Oversees 81, Anixter International
  Board/(2)/ (since 1996)           (network support equipment distributor); Ventas, Inc.
                                    (real estate investment trust); Jones Lang LaSalle
                                    (real estate management services); Ambac Financial
                                    Group (financial guaranty insurance)

  Anne-Lee Verville (Born 1945)
-------------------------------------------------------------------------------------------
  c/o Columbia Management           Retired since 1997 (formerly General Manager, Global
  Advisors, LLC                     Education Industry, IBM Corporation (computer and
  One Financial Center              technology) from 1994 to 1997). Oversees 81, None
  Boston, MA 02111
  Trustee (since 1998)

  Interested Trustee


William E. Mayer (Born 1940)
------------------------------------------------------------------------------------
c/o Columbia Management      Partner, Park Avenue Equity Partners (private equity)
Advisors, LLC                since February, 1999; Dean and Professor, College of
One Financial Center         Business, University of Maryland, 1992 to 1997.
Boston, MA 02111             Oversees 81, Lee Enterprises (print media), WR
Trustee/(3)/ (since 1994)    Hambrecht + Co. (financial service provider); Reader's
                             Digest (publishing)

/(2)/Mr. Theobald/  /was appointed as Chairman of the Board effective December
     10, 2003.
/(3)/Mr. Mayer/  /is an "interested person" (as defined in the Investment
     Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund Governance (continued) - Colonial Intermediate High Income Fund



  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
position with columbia funds,
year first elected or
appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds since August, 2004 and Managing
Boston, MA 02111                     Director of Columbia Management Advisors, LLC ("the
President (since 2004)               Advisor") since September, 2005; President and Chief
                                     Executive Officer, CDC IXIS Asset Management Services,
                                     Inc. (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary and General Counsel, MFS Investment Management (investment
Chief Legal Officer (since 2006)     management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President, Chief
Financial Officer and Treasurer
(since 2000)

Linda J. Wondrack (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Director (Columbia Management Group LLC and Investment
Boston, MA 02111                     Product Group Compliance), Bank of America since June
Senior Vice President, Chief         2005; Director of Corporate Compliance and Conflicts
Compliance Officer                   Officer, MFS Investment Management (investment
(since 2007)                         management), August 2004 to May 2005; Managing
                                     Director, Deutsche Asset Management (investment
                                     management) prior to August 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2004)     Administration of the Advisor June, 2002 to September,
                                     2004. Vice President Product Strategy and Development
                                     of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller of the Advisor from
Deputy Treasurer (since 2006)        October 2004 to January 2006; Vice President of CDC
                                     IXIS Asset Management Services, Inc. (investment
                                     management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer of the Advisor from November, 2004 to
                                     December, 2005; Director of Trustee Administration
                                     (Sarbanes-Oxley) of the Advisor from May, 2003 to
                                     October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Fund Governance (continued) - Colonial Intermediate High Income Fund


Name, address and year of birth, Principal occupation(s) during past five years position with columbia funds, year first elected or appointed to office

 Ty S. Edwards (Born 1966)
----------------------------------------------------------------------------------------
 One Financial Center            Director of Fund Administration of the Advisor since
 Boston, MA 02111                January, 2006; Vice President of the Advisor from
 Deputy Treasurer (since 2006)   July, 2002 to December, 2005; Assistant Vice president
                                 and Director, State Street Corporation (financial
                                 services) prior to 2002.

 Barry S. Vallan (Born 1969)
----------------------------------------------------------------------------------------
 One Financial Center            Vice President-Fund Treasury of the Advisor since
 Boston, MA 02111                October, 2004; Vice President- Trustee Reporting of
 Controller (since 2006)         the Advisor from April, 2002 to October, 2004;
                                 Management Consultant, PricewaterhouseCoopers
                                 (independent registered public accounting firm) prior
                                 to October, 2002.

Board Consideration and Approval of Investment Advisory Agreements


The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools,
(vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

.. so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

.. the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc./1/ ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;


/1/ CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

/2/ I am an independent economic consultant. From August 2005 until August
    2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee break point...Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed income funds maintained the relatively high performance level of 2005 in 2006.

5.The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other

Mutual Fund Companies
7.The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed income Funds.

8.The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process
10.The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale
11.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional

Clients
12.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits
13.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale
3.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees
4.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability
5.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION

The following list generally describes the sources and types of information that were used in preparing this report.

1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report

Colonial Intermediate High Income Fund

  Transfer Agent

  Computershare
  P.O. Box 43010
  Providence, RI 02940-3010

The fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

A description of the fund's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Annual Certifications -- As required, on June 21, 2006, the fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report has been prepared for shareholders of Colonial Intermediate High Income Fund.

                                    [GRAPHIC]


COLONIAL INTERMEDIATE HIGH INCOME FUND
                                                                  ANNUAL REPORT

                                            SHC-42/115614-1106 (01/07) 07/33121

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) The registrant's Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended November 30, 2005.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $39,000                   $35,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                       $4,100                    $3,900

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended November 30, 2006 and November 30, 2005, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                       $2,800                    $2,500

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended November 30, 2006 and November 30, 2005, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                         $0                        $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $505,500                  $255,500

In both fiscal years 2006 and 2005, All Other Fees include internal control reviews of the registrant's investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations and financial reporting of the registrant.

   The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and
(iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

   Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

   The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2006 and November 30, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $512,400                  $261,900

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, LLC (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons.

The Advisor may also address potential material conflicts of interest by delegating the proxy to an independent third party voting agent.

The Advisor's Proxy Committee is composed of representatives of the Advisor's investment management team, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, at least annually, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained a third party vendor to implement its proxy voting process. The vendor provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER

GREGG R. SMALLEY, a senior vice president of Columbia Management Advisors, LLC, is the manager for the Fund and has managed the Fund since June 2000. Mr. Smalley has been associated with Columbia Management Advisors, LLC or its predecessors since August 1997.

KEVIN L. CRONK, a senior vice president of Columbia Management Advisors, LLC, is the manager for the Fund and has co-managed the Fund since February 2003. Mr. Cronk has been associated with Columbia Management Advisors, LLC or its predecessors since August 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Management Advisors, LLC, is the manager for the Fund and has co-managed the Fund since February 2003. Mr. LaPointe has been associated with Columbia Management Advisors, LLC or its predecessors since February 1999.

(2) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio manager managed as of the Fund's fiscal year-end.

                         Other SEC-
                      registered open-
                     end and closed-end        Other pooled
                           funds           investment vehicles       Other accounts
                   ---------------------- ---------------------- ----------------------
                   Number of              Number of              Number of
Portfolio Manager  accounts     Assets    accounts     Assets    accounts     Assets
-----------------  --------- ------------ --------- ------------ --------- ------------
Gregg R. Smalley       0     $0               0     0                4     $600 million
Kevin L. Cronk        12     $8.6 billion    10     $267 million     5     $386 million
Thomas A. LaPointe    12     $8.6 billion    10     $267 million     6     $386 million

None of these accounts are subject to an advisory fee that is based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia Management Advisors, LLC believes are faced by investment professionals at most major financial firms. Columbia Management Advisors, LLC and the Trustees of the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

    . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    . The trading of other accounts could be used to benefit higher-fee accounts (front- running).

    . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia Management Advisors, LLC's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Columbia Management Advisors, LLC 's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia Management Advisors, LLC and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Columbia Management Advisors, LLC or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia Management Advisors, LLC, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Columbia Management Advisors, LLC and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

(3) COMPENSATION

As of the Fund's most recent fiscal year end, the portfolio manager received all of his or her compensation from Columbia Management Advisors, LLC and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. Columbia Management Advisors, LLC may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

 Portfolio Manager         Performance Benchmark     Peer Group
 -----------------         ------------------------  -------------------------
 Gregg R. Smalley          Lehman Brothers           Lipper High Current Yield
                           Government/Credit Bond    Funds (Leveraged)
                           Index

 Kevin L. Cronk            Lehman Brothers           Lipper High Current Yield
                           Government/Credit Bond    Funds (Leveraged)
                           Index

 Thomas A. LaPointe        Lehman Brothers           Lipper High Current Yield
                           Government/Credit Bond    Funds (Leveraged)
                           Index

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC 's profitability for the year, which is influenced by assets under management.

(4) OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund's most recent fiscal year:

                   Dollar Range of Equity Securities in the Fund
Portfolio Manager  Beneficially Owned
-----------------  ---------------------------------------------
Gregg R. Smalley   None
Kevin L. Cronk     None
Thomas A. LaPointe None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                        Registrant Purchases of Equity Securities*
                                                          (c)
                                                    Total Number of            (d)
                              (a)         (b)     Shares Purchased as   Maximum Number of
                          Total Number  Average    Part of Publicly    Shares that May Yet
                           of Shares   Price Paid   Announced Plans    Be Purchased Under
Period                     Purchased   Per Share      or Programs     the Plans or Programs
------                    ------------ ---------- ------------------- ---------------------
06/01/06 through 06/30/06    16,109      $3.35          16,109                 N/A
07/01/06 through 07/31/06    15,938      $3.39          15,938                 N/A
08/01/06 through 08/31/06    15,520      $3.46          15,520                 N/A
09/01/06 through 09/30/06    15,305      $3.55          15,305                 N/A
10/01/06 through 10/31/06    13,224      $3.50          13,224                 N/A
11/01/06 through 11/30/06    12,756      $3.54          12,756                 N/A
                             ------      -----          ------                 ---
Total                        88,852      $3.46          88,852                 N/A
                             ------      -----          ------                 ---

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Colonial Intermediate High Income Fund
                         --------------------------------------

By (Signature and Title) /s/ Christopher L. Wilson
                         --------------------------------------
                         Christopher L. Wilson, President

Date                     January 25, 2007
                         --------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher L. Wilson
                         --------------------------------------
                         Christopher L. Wilson, President

Date                     January 25, 2007
                         --------------------------------------

By (Signature and Title) /s/ J. Kevin Connaughton
                         --------------------------------------
                         J. Kevin Connaughton, Treasurer

Date                     January 25, 2007
                         --------------------------------------